Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
ROSALIND G. BREWER
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR.
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. McCORKINDALE
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON
Director

January 23, 2014

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Form 10-K”), with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS
Director

January 23, 2014